UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2013

   EATON VANCE CORP.

 (Exact name of registrant as specified in its charter)

Maryland

1-8100

04-2718215

(State or other jurisdiction

(Commission File Number)

(IRS Employer Identification No.)

  of incorporation)

Two International Place, Boston, Massachusetts

02110

  (Address of principal executive offices)

 (Zip Code)

Registrant’s telephone number, including area code:  (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THE REPORT

Departure of Directors or Certain Officers; Election of Directors; Appointment of

Item 5.02

Certain Officers; Compensatory Arrangements of Certain Officers.

Registrant’s Board of Directors on October 3, 2013 and Voting Shareholders on October 4, 2013 approved the Eaton Vance Corp. 2013 Employee Stock Purchase Plan (“2013 Employee Stock Purchase Plan”), Eaton Vance Corp. 2013 Nonqualified Employee Stock Purchase Plan (“2013 Nonqualified Employee Stock Purchase Plan”) and Eaton Vance Corp. 2013 Incentive Compensation Nonqualified Employee Stock Purchase Plan (“2013 Incentive Compensation Nonqualified Employee Stock Purchase Plan” ), copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively.

The 2013 Employee Stock Purchase Plan provides employees, including officers, of Eaton Vance Corp. (the “Company”) and its subsidiaries with opportunities to purchase shares of the Company’s non-voting common stock in accordance with the terms therein.  The 2013 Nonqualified Employee Stock Purchase Plan provides employees, including officers, of the Company and certain of its subsidiaries who are ineligible to participate in the Company’s 2013 Employee Stock Purchase Plan with opportunities to purchase shares of the Company’s non-voting common stock in accordance with the terms therein. The 2013 Incentive Compensation Nonqualified Employee Stock Purchase Plan provides employees, including officers, of the Company and its subsidiaries with opportunities to apply up to fifty percent (50%) of their “Non-Base Compensation” (as defined in Exhibit 10.3) to purchase shares of the Company’s non-voting common stock in accordance with the terms therein. These descriptions of the 2013 Employee Stock Purchase Plan, 2013 Nonqualified Employee Stock Purchase Plan and 2013 Incentive Compensation Nonqualified Employee Stock Purchase Plan are qualified in their entirety by the actual plan documents, which are filed as exhibits to this Current Report on Form 8-K.

Item 5.07

Submission of Matters to a Vote of Security Holders.

The disclosure under Item 5.02 of this Current Report on Form 8-K in connection with the approval of the 2013 Employee Stock Purchase Plan, 2013 Nonqualified Employee Stock Purchase Plan and 2013 Incentive Compensation Nonqualified Employee Stock Purchase Plan is incorporated into this Item 5.07 by reference. The Voting Shareholders unanimously approved the matters in Item 5.02 of this Current Report on Form 8-K by written consent on October 4, 2013.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Document

10.1

Eaton Vance Corp. 2013 Employee Stock Purchase Plan

10.2

Eaton Vance Corp. 2013 Nonqualified Employee Stock Purchase Plan

10.3

Eaton Vance Corp. 2013 Incentive Compensation Nonqualified Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.

(Registrant)

Date:

October 9, 2013

/s/ Laurie G. Hylton

Laurie G. Hylton

Chief Financial Officer & Chief Accounting Officer

EXHIBIT INDEX

Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation  S-K.  The following exhibit is filed as part of this Report:

Exhibit No.

Description

10.1

Eaton Vance Corp. 2013 Employee Stock Purchase Plan

10.2

Eaton Vance Corp. 2013 Nonqualified Employee Stock Purchase Plan

10.3

Eaton Vance Corp. 2013 Incentive Compensation Nonqualified Employee Stock Purchase Plan